Exhibit 99.1

Blue Capital Files Securities and Exchange Commission Form 15

HAMILTON, Bermuda — March 30, 2020 — Blue Capital Reinsurance Holdings Ltd. (NYSE:BCRH) (“Blue Capital” or the “Company”) announces that today it has filed a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to voluntarily deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Form 15 filing, the Company will no longer be required to file certain reports under the Exchange Act, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

On March 19, 2020, the Company filed a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) with the SEC in order to voluntarily delist its common shares from the New York Stock Exchange (“NYSE”). The last trading day for the Company’s common shares on the NYSE was today, March 30, 2020. The Company will also withdraw its listing with the Bermuda Stock Exchange prior to July 31, 2020.

Following delisting and deregistration, the Company believes that its common shares will continue to be quoted on the OTC Pink Open Market (“OTC Pink”), a centralized electronic quotation service operated by the OTC Markets for over-the-counter securities. However, the Company can give no assurance that trading in its common shares will continue in the future on the OTC Pink, on any securities exchange, or in any other quotation medium.

The Company intends to post important notices and proxy materials on its website going forward. The Company currently intends to provide at least limited financial information, primarily related to its liquidation process and remaining cash resources, although there can be no assurances that the Company will undertake to provide, or continue to provide, such limited information.

About Blue Capital

Blue Capital Reinsurance Holdings Ltd., through its operating subsidiaries, previously offered collateralized reinsurance in the property catastrophe market, leveraging underwriting expertise and infrastructure from established resources. Underwriting decisions, operations and other management services are provided to the Company by Blue Capital Management Ltd., a subsidiary of Sompo International Holdings Ltd. (a wholly owned subsidiary of Sompo Holdings, Inc.), a recognized global specialty provider of property and casualty insurance and reinsurance and a leading property catastrophe and short tail reinsurer since 2001. Additional information can be found in the Company’s public filings with the U.S. Securities and Exchange Commission or at www.bcapre.bmContacts

Investor Relations

Phone: +1 441 278 0988

Email:  investorrelations@Sompo-Intl.com

Safe Harbor for Forward-Looking Statements

Some of the statements in this press release may include, and the Company may make related oral forward-looking statements which reflect our current views with respect to future special dividends and financial performance. Such statements may include forward-looking statements with respect to future special dividends, our run-off financial performance and the insurance and reinsurance sectors. Statements that include the words “should,” “would,” “expect,” “estimates”, “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause the Company’s run-off performance and the timing and amount of special dividends to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, greater frequency or severity of claims and loss activity, uncertainties in our reserving process, changes to our tax status, credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, potential treatment of us as an investment company or a passive foreign investment company for purposes of U.S. securities laws or U.S. federal taxation, respectively, our dependence as a holding company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2019.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent report on Form 10-K and other documents of the Company on file with the Securities and Exchange Commission. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual special dividends, results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

The contents of any website referenced in this press release are not incorporated by reference herein.

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